Exhibit 10.86

                                                                  EXECUTION COPY

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

      AMENDMENT NO.1 dated as of February 28, 2003 to the CREDIT AGREEMENT, dated as of May 23, 2002, among RAILAMERICA, INC., PALM BEACH RAIL HOLDING, INC., RAILAMERICA TRANSPORTATION CORP., RAILAMERICA CANADA CORP., RAILINK CANADA LTD., RAILAMERICA AUSTRALIA FINANCE PTY., LTD., FREIGHT VICTORIA LIMITED, RAILAMERICA AUSTRALIA PTY., LTD. (collectively, the "Borrowers"), financial institutions and other Persons from time to time parties thereto, UBS WARBURG LLC, and MORGAN STANLEY SENIOR FUNDING, INC., as Joint Lead Arrangers and Bookrunners, MORGAN STANLEY SENIOR FUNDING, INC., as the Syndication Agent for the Lenders, UBS AG, STAMFORD BRANCH, as Administrative Agent for the Lenders, THE BANK OF NOVA SCOTIA and CREDIT LYONNAIS, NEW YORK BRANCH, as Documentation Agents for the Lenders and THE BANK OF NOVA SCOTIA, as Collateral Agent for the Lenders.

                              W I T N E S S E T H:

      WHEREAS, the parties hereto are party to the Credit Agreement described above (as in effect immediately prior to the effectiveness hereof, the "Credit Agreement");

      WHEREAS, the Company has advised the Lenders that it has undertaken, and intends to undertake, certain tax-related restructurings and related transactions with respect to certain of its Australian and Canadian Subsidiaries, all as further described on Exhibit A hereto (the "Restructuring Transactions"); and

      WHEREAS, the parties hereto wish to make certain technical amendments to the Credit Agreement to permit the Restructuring Transactions and to waive any technical Defaults which may have arisen prior to the date hereof with respect thereto;

      NOW, THEREFORE, the parties hereto agree as follows.

      Section 1. Definitions. Unless otherwise specifically defined in the recitals above, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, on and after the effectiveness of this Amendment, refer to the Credit Agreement as amended hereby.

      Section 2. Subordinated Debt. The definition of "Subordinated Debt" in
Section 1.1 of the Credit Agreement is amended by inserting after "Senior Subordinated Notes" the words "but excluding any Indebtedness owed to Holdings, Intermediate Holdings, the Company or any Restricted Subsidiary".

      Section 3. Capital Stock of RAAPL. Section 7.2.11 of the Credit Agreement is amended by inserting at the beginning of clause (d) thereof the letter "(i)" and by inserting, immediately after "Domestic Restricted Subsidiaries" in such clause (d) the following: ", or (ii) the one-time transfer by the Australian Term Borrower of one share of the Capital Stock of RAAPL to an individual who is a Related Party".

      Section 4. Amendments to Organic Documents. Section 7.2.12 of the Credit Agreement is amended by replacing paragraph (b) thereof to read in its entirety as follows:

      (b) the Organic Documents, except to the extent that such amendment, supplement, waiver or other modification or forebearance pursuant to such documents could not reasonably be expected to materially adversely affect the rights and remedies of any Secured Party under any Loan Documents or the ability of any Obligor to perform its Obligations under any Loan Document, it being understood that the amendments to the Organic Documents arising out of certain restructuring and tax-related transactions disclosed to the Lenders on or prior to February 28, 2003 shall not be considered to have had such a materially adverse affect.

      Section 5. Transactions With Affiliates. Section 7.2.13 of the Credit Agreement is amended by adding immediately after "Affiliates" the words "(other than the transaction permitted by Section 7.2.11(d)(ii))".

      Section 6. Waiver of Defaults. The Lenders hereby waive any Default or Event of Default solely to the extent that such Default or Event of Default is a result of any noncompliance by the Company with Section 7.2.12 arising prior to the date of effectiveness hereof as a result of any of the Restructuring Transactions. Other than as specifically provided herein, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Lenders under the Credit Agreement or of any other term or condition of the Credit Agreement, nor shall the entering into of this Amendment preclude the Lenders from refusing to enter into any further waivers or amendments with respect to the Credit Agreement.

      Section 7. Representations and Warranties. The Company represents and warrants that (i) the representations and warranties set forth in Article VI of the Credit Agreement will be true and correct as of the effective date of this

Amendment and (ii) after giving effect to Section 5 hereof, no Default will have occurred and be continuing on such date.

      Section 8. Fees and expenses. Each of Holdings, Intermediate Holdings and the Borrower agrees that it will comply with its obligations under Section 11.3 of the Credit Agreement with respect to costs and expenses arising in connection with this Amendment.

      Section 9. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

      Section 10. Counterparts; Effectiveness. (a) This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      (b) This Amendment shall become effective upon receipt by the Administrative Agent of duly executed counterparts hereof signed by Holdings, Intermediate Holdings, the Borrowers and the Required Lenders (or, in the case of any such party as to which an executed counterpart or consent shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof or consent hereto by such party).


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

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                            RAILAMERICA, INC.


                                        By: /s/ Larry W. Bush
                                            ------------------------------------
                                            Name: Larry Bush
                                            Title: Vice-President & Treasurer

                                            PALM BEACH RAIL HOLDING, INC.


                                        By: /s/ Larry W. Bush
                                            ------------------------------------
                                            Name: Larry Bush
                                            Title: Vice-President

                                            RAILAMERICA TRANSPORTATION CORP.

                                        By: /s/ Larry W. Bush
                                            ------------------------------------
                                            Name: Larry Bush
                                            Title: Vice-President

                                            RAILAMERICA CANADA CORP.


                                        By: /s/ Larry W. Bush
                                            ------------------------------------
                                            Name: Larry Bush
                                            Title: Vice-President

                                            RAILINK CANADA LTD.


                                        By: /s/ Larry W. Bush
                                            ------------------------------------
                                            Name: Larry Bush
                                            Title: Vice-President

                                            RAILAMERICA AUSTRALIA FINANCE PTY.
                                            LTD.


                                        By: /s/ Gary O. Marino
                                            ------------------------------------
                                            Name: Gary O. Marino
                                            Title: Chief Executive Officer

                                            FREIGHT VICTORIA LIMITED


                                        By: /s/ Gary O. Marino
                                            ------------------------------------
                                            Name: Gary O. Marino
                                            Title: Chief Executive Officer

                                            RAILAMERICA AUSTRALIA PTY. LTD.


                                        By: /s/ Gary O. Marino
                                            ------------------------------------
                                            Name: Gary O. Marino
                                            Title: Chief Executive Officer

                                            UBS AG, STAMFORD BRANCH


                                        By: /s/ Robert Reuter
                                            ------------------------------------
                                            Name: Robert Reuter
                                            Title: Executive Director


                                        By: /s/ Lynne B. Alfarone
                                            ------------------------------------
                                            Name: Lynne B. Alfarone
                                            Title: Associate Director, Banking
                                            Products Services, US

                                            HANOVER SQUARE CLO LTD.

                                        By: Blackstone Debt Advisors L.P., as
                                            Collateral Manager


                                        By: /s/ Dean Criares
                                            ------------------------------------
                                            Name: Dean Criares
                                            Title: Managing Director

                                            CITIGROUP INVESTMENTS
                                            CORPORATE LOAN FUND INC.

                                        By: Travelers Asset Management
                                            International Company LLC


                                        By: /s/ Denise T. Duffee
                                            ------------------------------------
                                            Name: Denise T. Duffee
                                            Title: Investment Officer

                                            COLUMBUS LOAN FUNDING LTD.

                                        By: Travelers Asset Management
                                            International Company LLC


                                        By: /s/ Denise T. Duffee
                                            ------------------------------------
                                            Name: Denise T. Duffee
                                            Title: Investment Officer

                                            PROMETHEUS INVESTMENT FUNDING
                                            NO. 1 LTD.

                                        By: HVB Credit Advisors LLC


                                        By: /s/ Irv Roa
                                            ------------------------------------
                                            Name: Irv Roa
                                            Title: Director


                                        By: /s/ Elizabeth Tallmadge
                                            ------------------------------------
                                            Name: Elizabeth Tallmadge
                                            Title: Managing Director
                                                   Chief Investment Officer

                                            PROMETHEUS INVESTMENT FUNDING
                                            NO. 2 LTD.

                                        By: HVB Credit Advisors LLC


                                        By: /s/ Irv Roa
                                            ------------------------------------
                                            Name: Irv Roa
                                            Title: Director


                                        By: /s/ Elizabeth Tallmadge
                                            ------------------------------------
                                            Name: Elizabeth Tallmadge
                                            Title: Managing Director
                                                   Chief Investment Officer

                                            DENALI CAPITAL CLO I, LTD.

                                        By: Denali Capital LLC
                                            As portfolio manager


                                        By: /s/ John P. Thacker
                                            ------------------------------------
                                            Name: John P Thacker
                                            Title: Chief Credit Officer

                                            DENALI CAPITAL CLO II, LTD.

                                        By: Denali Capital LLC
                                            As portfolio manager


                                        By: /s/ John P. Thacker
                                            ------------------------------------
                                            Name: John P. Thacker
                                            Title: Chief Credit Officer

                                            DENALI CAPITAL CLO III, LTD.

                                        By: Denali Capital LLC
                                            As portfolio manager


                                        By: /s/ John P. Thacker
                                            ------------------------------------
                                            Name: John P. Thacker
                                            Title: Chief Credit Officer

                                            AMMC CDO II, LIMITED

                                        By: American Money Management Corp.,
                                            as Collateral Manager


                                        By: /s/ David P. Meyer
                                            ------------------------------------
                                            Name: David P. Meyer
                                            Title: Vice President

                                            WELLS FARGO BANK TEXAS,
                                            NATIONAL ASSOCIATION


                                        By: /s/ Anthony C. Frels
                                            ------------------------------------
                                            Name: Anthony C. Frels
                                            Title: Vice President

                                            NATIONWIDE LIFE INSURANCE COMPANY


                                        By: /s/ Wayne T. Frisbee
                                            ------------------------------------
                                            Name: Wayne T. Frisbee
                                            Title: Vice President

                                            NATIONWIDE MUTUAL INSURANCE COMPANY


                                        By: /s/ Wayne T. Frisbee
                                            ------------------------------------
                                            Name: Wayne T. Frisbee
                                            Title: Vice President

                                            TORONTO DOMINION (NEW YORK), INC.


                                        By: /s/ Stacey L. Malek
                                            ------------------------------------
                                            Name: Stacey L Malek
                                            Title: Vice President

                                            THE BANK OF NOVA SCOTIA


                                        By: /s/ Patrick J. Hawes
                                            ------------------------------------
                                            Name: Patrick J. Hawes
                                            Title: Comptroller

                                            LCM I LIMITED PARTNERSHIP

                                        By: Lyon Capital Management LLC, as
                                            Attorney-in-Fact


                                        By: /s/ Farboud Tavangar
                                            ------------------------------------
                                            Name: Farboud Tavangar
                                            Title: Lyon Capital Management
                                            LLC, Senior Portfolio Manager

                                            RZB FINANCE LLC


                                        By: /s/ Astrid Wilke
                                            ------------------------------------
                                            Name: Astrid Wilke
                                            Title: Vice President


                                        By: /s/ John A. Valiska
                                            ------------------------------------
                                            Name: John A. Valiska
                                            Title: Group Vice President

                                            FRANKLIN FLOATING RATE TRUST

                                            FRANKLIN FLOATING RATE DAILY ACCESS
                                            FUND


                                        By: /s/ Richard D'Addario
                                            ------------------------------------
                                            Name: Richard D'Addario
                                            Title: Vice President

                                            FRANKLIN CLO II, LIMITED

                                            FRANKLIN CLO III, LIMITED


                                        By: /s/ Richard D'Addario
                                            ------------------------------------
                                            Name: Richard D'Addario
                                            Title: Senior Vice President

                                            THE GOVERNOR AND COMPANY OF THE
                                            BANK OF IRELAND


                                        By: /s/ Tom Hayes, Mary Connolly
                                            ------------------------------------
                                            Name: Tom Hayes, Mary Connolly
                                            Title: Authorized Signatory

                                            SEQUILS - GLACE BAY, LTD.

                                        By: The Royal Bank of Canada, as
                                            Collateral Manager


                                        By: /s/ Melissa Marano
                                            ------------------------------------
                                            Name: Melissa Marano
                                            Title: Partner

                                            KATONAH III, LTD.


                                        By: /s/ Ralph Della Rocca
                                            ------------------------------------
                                            Name: Ralph Della Rocca
                                            Title: Authorized Officer
                                                   Katonah Capital, L.L.C.,
                                                   as Manager

                                            JUPITER FUNDING TRUST


                                        By: /s/ Kelly W. Warnement
                                            ------------------------------------
                                            Name: Kelly W. Warnement
                                            Title: Authorized Agent

                                            STANWICH LOAN FUNDING LLC


                                        By: /s/ Kelly W. Warnement
                                            ------------------------------------
                                            Name: Kelly W. Warnement
                                            Title: Vice President

                                            WINGED FOOT FUNDING TRUST


                                        By: /s/ Kelly W. Warnement
                                            ------------------------------------
                                            Name: Kelly W. Warnement
                                            Title: Authorized Agent

                                            LONGHORN CDO II, LTD.

                                        By: Merrill Lynch Investment Managers,
                                            L.P., as Investment Advisor


                                        By: /s/ Matthew Wallack
                                            ------------------------------------
                                            Name: Matthew Wallack
                                            Title: Authorized Signatory

                                            HARBOUR TOWN FUNDING LLC


                                        By: /s/ Ann E. Morris
                                            ------------------------------------
                                            Name: Ann E. Morris
                                            Title: Asst. Vice President

                                            RACE POINT CLO, LIMITED

                                        By: Sankaty Advisors, LLC, as
                                            Collateral Manager


                                        By: /s/ Timothy M. Barns
                                            ------------------------------------
                                            Name: Timothy M. Barns
                                            Title: Senior Vice President

                                            GREAT POINT CLO 1999-1 LTD.

                                        By: Sankaty Advisors, LLC, as
                                            Collateral Manager


                                        By: /s/ Timothy M. Barns
                                            ------------------------------------
                                            Name: Timothy Barns
                                            Title: Senior Vice President

                                            CASTLE HILL II - INGOTS, LTD.

                                        By: Sankaty Advisors, LLC, as
                                            Collateral Manager


                                        By: /s/ Timothy M. Barns
                                            ------------------------------------
                                            Name: Timothy Barns
                                            Title: Senior Vice President

                                            CASTLE HILL I - INGOTS, LTD.

                                        By: Sankaty Advisors, LLC, as
                                            Collateral Manager


                                        By: /s/ Timothy M. Barns
                                            ------------------------------------
                                            Name: Timothy M. Barns
                                            Title: Senior Vice President

                                            BRANT POINT II CBO 2000-1 LTD.

                                        By: Sankaty Advisors, LLC, as
                                            Collateral Manager


                                        By: /s/ Timothy M. Barns
                                            ------------------------------------
                                            Name: Timothy M. Barns
                                            Title: Senior Vice President

                                            SANKATY HIGH YIELD PARTNERS III,
                                            L.P.


                                        By: /s/ Timothy M. Barns
                                            ------------------------------------
                                            Name: Timothy M. Barns
                                            Title: Senior Vice President

                                            MORGAN STANLEY SENIOR FUNDING, INC.


                                        By: /s/ Eric H. Coombs
                                            ------------------------------------
                                            Name: Eric H, Coombs
                                            Title: Vice President

                                            AIMCO CLO SERIES 2001-A


                                        By: /s/ Jerry D. Zinkula
                                            ------------------------------------
                                            Name: Jerry D. Zinkula
                                            Title: Authorized Signatory


                                        By: /s/ Chris Goergen
                                            ------------------------------------
                                            Name: Chris Goergen
                                            Title: Authorized Signatory

                                            ALLSTATE LIFE INSURANCE COMPANY


                                        By: /s/ Jerry D. Zinkula
                                            ------------------------------------
                                            Name: Jerry D. Zinkula
                                            Title: Authorized Signatory


                                        By: /s/ Chris Goergen
                                            ------------------------------------
                                            Name: Chris Goergen
                                            Title: Authorized Signatory

                                            AIMCO CDO SERIES 2000-A


                                        By: /s/ Jerry D. Zinkula
                                            ------------------------------------
                                            Name: Jerry D. Zinkula
                                            Title: Authorized Signatory


                                        By: /s/ Chris Goergen
                                            ------------------------------------
                                            Name: Chris Goergen
                                            Title: Authorized Signatory

                                            NATIONAL BANK OF CANADA


                                        By: /s/ Robert Ziger
                                            ------------------------------------
                                            Name: Robert Ziger
                                            Title: Account Manager

                                            CREDIT LYONNAIS NEW YORK BRANCH


                                        By: /s/ Attila Koc
                                            ------------------------------------
                                            Name: Attila Koc
                                            Title: Senior Vice President

                                            SUNAMERICA LIFE INSURANCE COMPANY


                                        By: /s/ John G. Lapham
                                            ------------------------------------
                                            Name: John G. Lapham
                                            Title: Authorized Agent

                                            CANADIAN IMPERIAL BANK OF COMMERCE


                                        By: /s/ William M. Swenson
                                            ------------------------------------
                                            Name: William M. Swenson
                                            Title: Authorized Signatory

                                            GALAXY CLO, 2003-1, LTD.

                                        By: CIBC Inc., as Agent


                                        By: /s/ William M. Swenson
                                            ------------------------------------
                                            Name: William M. Swenson
                                            Title: Authorized Signatory

                                            NATEXIS BANQUES POPULAIRES


                                        By: /s/ William J. Burke
                                            ------------------------------------
                                            Name: William J. Burke
                                            Title: Vice President


                                        By: /s/ Michael J. Storms
                                            ------------------------------------
                                            Name: Michael J. Storms
                                            Title: Associate

                                            KZH SOLEIL LLC


                                        By: /s/ Susan Lee
                                            ------------------------------------
                                            Name: Susan Lee
                                            Title: Authorized Agent

                                            KZH SOLEIL-2 LLC


                                        By: /s/ Susan Lee
                                            ------------------------------------
                                            Name: Susan Lee
                                            Title: Authorized Agent

                                            NOMURA BOND & LOAN FUND

                                        By: UFJ Trust Company of New York, as
                                            Trustee

                                        By: Nomura Corporate Research
                                            and Asset Management Inc., as
                                            Attorney-in-Fact


                                        By: /s/ Elizabeth MacLean
                                            ------------------------------------
                                            Name: Elizabeth MacLean
                                            Title: Vice President

                                            LONG LANE MASTER TRUST II

                                        By: Fleet National Bank, as Trust
                                            Administrator, with respect to
                                            Series Eclipse


                                        By: /s/ Renee Nadler
                                            ------------------------------------
                                            Name: Renee Nadler
                                            Title: Managing Director

                                            ALLIED IRISH BANK PLC


                                        By: /s/ Mags Brennen, Anthony O'Reilly
                                            ------------------------------------
                                            Name: Mags Brennen,
                                                  Anthony O'Reilly
                                            Title: Vice President, Vice
                                                   President

                                            AIB DEBT MANAGEMENT PLC


                                        By: /s/ Mags Brennen, Anthony O'Reilly
                                            ------------------------------------
                                            Name: Mags Brennen,
                                                  Anthony O'Reilly
                                            Title: Vice President, Vice
                                                   President

                                            VAN KAMPEN PRIME RATE INCOME TRUST

                                        By: Van Kampen Investment Advisory Corp.


                                        By: /s/ Howard Tiffen
                                            ------------------------------------
                                            Name: Howard Tiffen
                                            Title: Managing Director

                                            VAN KAMPEN SENIOR INCOME TRUST

                                        By: Van Kampen Investment Advisory Corp.


                                        By: /s/ Howard Tiffen
                                            ------------------------------------
                                            Name: Howard Tiffen
                                            Title: Managing Director

                                            KZH CNC LLC


                                        By: /s/ Susan Lee
                                            ------------------------------------
                                            Name: Susan Lee
                                            Title: Authorized Agent

                                            KZH PONDVIEW LLC


                                        By: /s/ Susan Lee
                                            ------------------------------------
                                            Name: Susan lee
                                            Title: Authorized Agent

                                            KZH WATERSIDE LLC


                                        By: /s/ Susan Lee
                                            ------------------------------------
                                            Name: Susan Lee
                                            Title: Authorized Agent